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Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) dated February 13, 2017, is entered into by and among (i) Vermillion, Inc., a Delaware corporation (the “Company”), and (ii) each investor listed on Schedule I (each, an “Investor” and, collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Investors the aggregate number of shares set forth on Schedule I (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants (the “Warrants”) to purchase an aggregate number of shares of Common Stock set forth on Schedule I (the “Warrant Shares” and, together with the Common Shares and the Warrants, the “Securities”) in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”).

NOW THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Purchase and Sale of Securities.  Subject to the terms and conditions hereof, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase from the Company, and the Company agrees to sell to the Investors at the Closing, (a) the number of Common Shares set forth opposite each such Investor’s name on Schedule I for the price of $1.40 per share and for the aggregate purchase price set forth on Schedule I (the “Share Purchase Price”) and (b) a Warrant representing the aggregate number of Warrant Shares set forth opposite each such Investor’s name on Schedule I for the price of $0.125 per Warrant Share and for the aggregate purchase price set forth on Schedule I (the “Warrant Purchase Price” and, together with the Share Purchase Price, the “Purchase Price”).

2. Issuance of Securities.  Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

3. The Closing.  The closing of the purchase and sale of the Common Shares and the Warrants (the “Closing”) shall take place at the headquarters of the Company, within four (4) business days after the date hereof, or at such other time and place as the Company may designate by notice to the Investors (such date and time being referred to herein as the “Closing Date”).

4. Payment for Securities.  Payment for the Common Shares and the Warrants shall be received by the Company from the Investors in United States dollars by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, at the price per Common Share and the price per Warrant set forth in Section 1.  At the Closing, following the receipt by the Company of the entire portion of the Purchase Price payable by an Investor, the Company shall deliver (a) a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver to such Investor, on an expedited basis, a certificate evidencing the number of Common Shares set forth opposite such Investor’s name on Schedule I, registered in the name of such Investor and bearing the legend set forth in Section 10 and (b) a copy of a Warrant certificate, substantially in the form attached hereto as Exhibit A, registered in the name of such Investor, to purchase up to the number of Warrant Shares set forth opposite such Investor’s name on Schedule I (the original of such Warrant certificate to be delivered to such Investor as promptly as practicable after the Closing Date but in no event more than three (3) business days after the Closing Date).

5. Representations and Warranties of the Company.  Except as otherwise specifically described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015,  the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 or September 30, 2016 or any Current Reports on Form 8-K filed by the Company subsequent to December 31, 2015 and through the date of this Agreement with the Securities and Exchange Commission (the “Commission”), including the information incorporated by reference therein (collectively, the “Disclosure Package”), and except as set forth in the Disclosure Schedules delivered herewith, the Company hereby represents and warrants to and covenants with the Investors, as of the date hereof and as of the Closing, that:

(a) Organization, Good Standing and Qualification.  The Company is duly formed and validly existing under the laws of Delaware, with full corporate power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) Authorization.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy (the “Enforceability Exceptions”).

(c) Capitalization.

(i) As of December 31, 2016, the authorized capital stock of the Company consisted of 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), none of which were issued and outstanding, and 150,000,000 shares of Common Stock, 52,328,492 shares of which were issued and outstanding. The Preferred Stock

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and the Common Stock are collectively referred to herein as the “Capital Stock.” All of the issued and outstanding shares of Capital Stock have been duly authorized, validly issued and are fully paid and nonassessable. As of December 31, 2016, warrants to purchase 4,166,659 shares of Common Stock were outstanding, options to purchase 3,838,355 shares of Common Stock were outstanding (assuming, in the case of performance-based options, full attainment of the respective performance measures), no restricted stock units were outstanding and an additional 2,581,428 shares of Common Stock were available for issuance under the Company’s Second Amended and Restated 2010 Stock Incentive Plan. Except as otherwise set forth in this Agreement, as of the date hereof there are no outstanding options, warrants, rights (including conversion or preemptive rights), agreements, arrangements or commitments of any character, whether or not contingent, relating to the issued or unissued Capital Stock of the Company or obligating the Company to issue or sell any share of Capital Stock of, or other equity interest in, the Company.

(ii) The Common Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and non-assessable and shall be free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws).

(iii) The Warrants have been duly authorized, and, when issued, delivered and paid for in the manner set forth in this Agreement, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.  The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable and shall be free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws).  The Company has reserved such number of shares of Common Stock sufficient to enable the full exercise of the Warrants.

(d) Consents.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than as contemplated by this Agreement (including Section 9), notices that have been made to certain of the Company’s stockholders, filings that will be made pursuant to the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), applicable State Securities Laws and post-sale filings that may be required pursuant to applicable federal and State Securities Laws which the Company undertakes to file or obtain within the applicable time periods.

(e) Securities Laws. Assuming the accuracy of each Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors as contemplated hereby.

(f) Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company or any of its directors or officers that questions the validity of this Agreement or the right of the Company to

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enter into this Agreement or to consummate the transactions contemplated hereby. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company or any subsidiary of the Company or any of their respective directors or officers which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined below).

(g) Filings. Since January 1, 2015, the Company has filed all forms, reports and documents required to be filed by it with the Commission (collectively, the “Company SEC Reports”) on a timely basis. As of the respective dates they were filed (except if amended, updated or superseded by a filing made by the Company with the Commission prior to the date of this Agreement, then on the date of such filing), the Company SEC Reports complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), as the case may be, and the applicable rules and regulations of the Commission thereunder.

(h) Financial Statements. The consolidated financial statements of the Company (including any notes thereto) contained in the Disclosure Package (i) complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto, (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission) and (iii) presented fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited financial statements, to normal and recurring year-end adjustments which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect). The Company has not had any material disagreement with its auditor regarding accounting matters or policies during any of its past two (2) full fiscal years or during the current fiscal year-to-date, which disagreements would require disclosure to the Company’s Board of Directors.

(i) Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 5(i) that may be due in connection with the transactions contemplated by this Agreement.

(j) Acknowledgment Regarding Investors’ Purchase of Securities.  The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Investor or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Investors’ purchase of the Securities.  The Company further

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represents to each Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(k) Acknowledgment Regarding Investors’ Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 6(a)(iv) and Section 12), it is understood and acknowledged by the Company that: (i) none of the Investors has been asked by the Company to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Investor, specifically including short sales or “derivative” transactions, before or after the Closing, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Investor, and counter-parties in “derivative” transactions to which any such Investor is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Investor shall not be deemed to have any affiliation with or control over any arm’s-length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Investors may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of this Agreement if made in compliance with Section 6(a)(iv) and Section 12.

(l) Material Contracts. (i) Each of the Material Contracts (as defined below) is valid and binding on the Company, enforceable against it in accordance with its terms and in full force and effect, subject to the Enforceability Exceptions, (ii) no Material Contract is scheduled to expire by its terms prior to June 30, 2017, (iii) neither the Company nor, to the knowledge of the Company, any third party is in violation of any provision of, or failed to perform any obligation required under the provisions of, any Material Contract and (iv) neither the Company nor, to the knowledge of the Company, any third party, is in breach, or has received written notice of material breach, of any Material Contract, except, in each of clauses (i), (ii), (iii) and (iv), as would not reasonably be expected to result in a Material Adverse Effect.  For purposes of this Agreement, “Material Contract” shall mean any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act) of the Company, whether or not filed by the Company with the Commission.

6. Representations and Warranties of the Investors.   As of the date hereof and as of the Closing, each of the Investors, severally and not jointly, hereby represents and warrants to and covenants with the Company that:

(a) General.

(i) The Investor has all requisite authority to purchase the Securities, to enter into this Agreement and to perform all the obligations required to be performed by the Investor hereunder, and such purchase will not contravene any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor.

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(ii) The Investor is acquiring the Securities for its own account and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The Investor will comply with all applicable laws and regulations the Investor is required to comply with in connection with the purchase or sale of Securities in effect in any jurisdiction in which the Investor purchases or sells Securities and obtain any consent, approval or permission the Investor is required to obtain in connection with such purchase or sale of Securities under the laws and regulations of any jurisdiction to which the Investor is subject or in which the Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(iv) Other than consummating the transactions contemplated hereby, the Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Investor, executed any purchases or sales, including short sales, of the securities of the Company during the period commencing as of the time that such Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereby and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other persons party to this Agreement, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

(b) Information Concerning the Company.

(i) The Investor understands and accepts that the purchase of the Securities involves various risks.  The Investor represents that it is able to bear a complete loss of its investment in the Securities.

(ii) The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities.  It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Investor in deciding to invest in the Securities.  The Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the Investor’s authority to invest in the Securities.

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(iii) The Investor acknowledges that it has had the opportunity to review this Agreement (including all exhibits and schedules hereto) and the Disclosure Package and has been afforded (A) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (B) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (C) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(iv) The Investor understands that, unless the Investor notifies the Company in writing to the contrary at or before the Closing, each of the Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

(v) The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(vi) The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(c) Non-reliance.

(i) The Investor represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company or any of its affiliates or agents as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates or agents shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates or agents is acting or has acted as an advisor to such Investor in deciding to invest in the Securities.

(ii) Such Investor acknowledges and agrees that: (A) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, such Investor has relied solely upon its own investigation and the express representations and warranties of the Company set forth in Section 5 and (B) neither the Company nor any other person has made any representation or warranty as to the Company or the Securities, except as expressly set forth in Section 5.

(iii) Except as expressly provided herein, the Investor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of

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investment in the Securities or (B) made any representation to the Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations.  In deciding to purchase the Securities, the Investor is not relying on the advice or recommendations of the Company and the Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for the Investor.

(d) Status of Investor.

(i) The Investor has such knowledge, sophistication, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and has so evaluated the merits and risks of such investment.  With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Agreement.  The Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Investor is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii) At the time the Investor was offered the Securities, the Investor was, and as of the date hereof the Investor is, and on the Closing Date the Investor will be, either (A) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or (B) an “accredited investor” as defined in Rule 501(a) under the Securities Act, and not required to be registered as a broker-dealer under Section 15 of the Exchange Act.  The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and State Securities Laws in connection with the purchase and sale of the Securities.

(e) Restrictions on Transfer or Sale of Securities.

(i) The Investor is acquiring the Securities solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable State Securities Laws and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable State Securities Laws (this representation and warranty not limiting such Investor’s right to sell the Common Shares or the Warrant Shares pursuant to the Registration Statement (as defined below) or otherwise in compliance with applicable federal law and State Securities Laws). The Investor understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Agreement.  The Investor understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.

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(ii) The Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom such as the exemption and safe harbor provided under Rule 144 of the Securities Act.

(iii) The Investor agrees that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act or in a transaction which is exempt from the registration provisions of the Securities Act such as the exemption and safe harbor provided under Rule 144 of the Securities Act; that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and that the Company and its affiliates and transfer agent shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.  The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.

7. Conditions to Obligations of the Investor and the Company.  The obligations of the Investor to purchase and pay for the Common Shares and the Warrants and of the Company to sell the Common Shares and the Warrants are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a) The representations and warranties of the Company contained in Section 5 and of the Investors contained in Section 6 shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

(b) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(c) There shall not have been a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” means any event, change, violation, inaccuracy, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on, or result in a material adverse change in, as the case may be, the business, operations, properties, condition (financial or otherwise), assets, liabilities or results of operations of the Company, except for any such events, changes, violations, inaccuracies, circumstances or effects resulting from (i) any changes in general economic, regulatory or political conditions, (ii) any changes or events generally affecting the

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industry in which the Company operates, (iii) any adverse change or effect that is caused by the announcement of the transactions contemplated by this Agreement, or (iv) any violations or other matters arising from changes in law or GAAP; unless in any such instance such change or effect described in (i), (ii) or (iv) impacts the Company in a materially disproportionate manner relative to a preponderance of the other similar entities impacted by such change.

8. Covenants of the Company.

(a) The Company hereby agrees to use reasonable best efforts (i) to maintain the listing or quotation of the Common Stock on Nasdaq (or such other trading market that the Company applies to have the Common Stock traded on) for so long as any Investor owns unregistered Securities that have not expired by their terms and (ii) as promptly as practicable following the Closing Date, to secure the listing of the Common Shares and the Warrant Shares (subject to official notice of issuance) on such trading market.

(b) The Company shall file a Current Report on Form 8-K and press release disclosing the material terms of the transactions contemplated hereby.  The Company shall, prior to such filing, furnish to the Investors for review a copy of such Form 8-K and press release. Such press release will be issued prior to market open on the second business day following the date of this Agreement and the Form 8-K will be filed within the time prescribed by the regulations of the Commission.

(c) For so long as any Investor holds unregistered Securities that have not expired by their terms, (i) the Company shall use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and (ii) if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to such Investor and make publicly available in accordance with Rule 144(c) such information as is required for such Investor to sell the Common Shares and the Warrant Shares under Rule 144.

(d) No claim will be made or enforced by the Company or, with the consent of the Company, any other person, that any Investor is an “acquiring person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company or that any Investor could be deemed to trigger the provisions of any such plan or arrangement by virtue of receiving Securities pursuant to this Agreement.

(e) The Company shall continue to reserve and keep available at all times through the earlier of the date on which all Warrants have been exercised in full and the expiration date of the Warrants, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants in accordance with the terms of the Warrants.

9. Registration Rights.
(a) Shelf Registration.

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(i) The Company shall use commercially reasonable efforts to file no later than 60 days after the Closing Date (the “Filing Date”), a registration statement covering the resale of the Common Shares and the Warrant Shares (the “Registrable Shares”) with the Commission for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Shares, by such other means of distribution of Registrable Shares as the Investors may reasonably specify (the “Initial Registration Statement”).

(ii) The Company shall use commercially reasonable efforts to effect the registration (including a declaration of effectiveness thereof by the Commission) and applicable qualifications or compliances (including the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable State Securities Laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as practicable after the filing of the Initial Registration Statement, but in any event prior to the date which is 90 days after the Filing Date (the “Effectiveness Date”). The Company shall, within two (2) business days after the Effectiveness Date, file a final prospectus with the Commission as required by Rule 424 under the Securities Act.

(iii) In the event that all of the Registrable Shares cannot, as a result of the rules and regulations of the Commission, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform the Investors thereof, (ii) use commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (iii) withdraw the Initial Registration Statement and use commercially reasonable efforts to file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Shares permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Shares on Form S-3, such other form available to register for resale the Registrable Shares as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Shares. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use commercially reasonable efforts to file with the Commission, as promptly as practicable, one or more registration statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Shares on Form S-3, such other form available to register for resale those Registrable Shares that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements” and, collectively with the Initial Registration Statement and the New Registration Statement, the “Registration Statements”).

(iv) Notwithstanding any other provision of this Agreement, if the Commission limits the number of Registrable Shares permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Shares), unless otherwise directed in writing by an Investor as to its Registrable Shares, the number of Registrable Shares to be registered on such Registration Statement will be reduced as follows:

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(1)	First, the Company shall reduce or eliminate any securities to be included other than Registrable Shares;
(2)	Second, the Company shall reduce Registrable Shares (applied to the Investors on a pro rata basis based on the total number of unregistered Registrable Shares held by such Investors).

In the event of a cutback hereunder, the Company shall give the Investors at least three (3) business days prior written notice along with the calculations as to such Investor’s allotment.

(b) Fees and Expenses.  All expenses incurred by the Company in complying with Section 9(a), including all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Investor or holder of Registrable Shares) shall be borne by the Company. All selling commissions applicable to the sale of Registrable Shares and all fees and expenses of legal counsel for any Investor or holder of Registrable Shares related to the registration and sale of the Registrable Shares shall be borne by the Investor or holder of Registrable Shares incurring such commissions, fees or expenses.

(c) Certain Actions and Notifications.  In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Investors as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under State Securities Laws which the Company determines to obtain, continuously effective with respect to the Investors, and to keep the applicable Registration Statement effective until the later of (A) two (2) years from the Closing Date, (B) the date by which all the Registrable Shares may be sold without volume or manner of sale restrictions which may be applicable to affiliates under Rule 144, or (C) the date on which all of the Registrable Shares are sold. The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii) advise the Investors within five (5) business days:
(1)	when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;
(2)	of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;
(3)	of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or, to the 12

Company’s knowledge, the initiation of any proceedings for such purpose;
(4)

of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or, to the Company’s knowledge, the initiation or threatening of any proceeding for such purpose; and

(5)

subject to the provisions of this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) if an Investor so requests in writing, promptly furnish to the Investor, without charge, at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the Commission;

(v) during the Registration Period, promptly deliver to each Investor, without charge, as many copies of each prospectus included in a Registration Statement and any amendment or supplement thereto as the Investor may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by the Investor of Registrable Shares in connection with the offering and sale of the Registrable Shares covered by a prospectus or any amendment or supplement thereto;

(vi) during the Registration Period, if an Investor so requests in writing, deliver to the Investor, without charge, (i) one copy of the following documents, other than those documents available via the Commission’s EDGAR system: (A) its annual report on Form 10-K (or similar form), (B) its definitive proxy statement with respect to its annual meeting of stockholders, (C) each of its quarterly reports on Form 10-Q, and (D) a copy of each full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (D); provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

(vii) prior to any public offering of Registrable Shares pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or 13 obtain an exemption for offer and sale under State Securities Laws of such United States jurisdictions as an Investor reasonably request in writing; provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by any such Registration Statement;

(viii) upon the occurrence of any event contemplated by Section 9(c)(ii)(5), except for such times as the Company is permitted hereunder to suspend the use of a prospectus forming part of a Registration Statement, and taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, the Company shall use its commercially reasonable efforts to prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ix) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission which could affect the sale of the Registrable Shares;

(x) use its commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed; and

(xi) cooperate with any broker-dealer through which an Investor proposes to resell its Registrable Shares in such broker-dealer’s filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Investor.

(d) No Delays.  No Investor shall have the right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 9(a) as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

(e) Special Interest.  If the Company has not (i) filed the Initial Registration Statement within ten (10) calendar days after the Filing Date or (ii) effected the registration of the Registrable Shares within ten (10) calendar days after the Effectiveness Date (each such event referred to in clause (i) or (ii), a “Registration Default”), then the Company shall pay to the Investors interest (“Special Interest”) in an amount per annum equal to 0.25% of such Investor’s Purchase Price for each day that the Registration Default continues; provided,  however, that the Company shall in no event be required to pay Special Interest for more than one Registration Default at any given time.  A Registration Default ends upon termination of the Registration Period or, if earlier, (x) in the case of a Registration Default under clause (i) of the definition thereof, when the Initial Registration Statement is filed with the Commission or (ii) in the case of a Registration Default under clause (ii) of the definition thereof, when the Initial Registration Statement becomes or is declared effective by the Commission.  All accrued Special Interest

14

payable to any Investor hereunder shall be paid by the Company to such Investor on a quarterly basis to an account designated in writing by  such Investor.  Notwithstanding anything contained herein to the contrary, the payment of Special Interest shall be the only remedy available to the Investor for any Registration Default.

(f) Indemnification.

(i) To the extent permitted by law, the Company shall indemnify each Investor and each person controlling such Investor within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 9(f)(iii)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Investor and each person controlling such Investor, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided however, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of the failure of such Investor to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Shares, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time any Registration Statement becomes effective or in an amended prospectus filed with the Commission pursuant to Rule 424(b) which meets the requirements of Section 10(a) of the Securities Act (each, a “Final Prospectus”), such indemnity shall not inure to the benefit of the Investor or any such controlling person, if a copy of a Final Prospectus furnished by the Company to the Investor for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

(ii) Each Investor will, severally and not jointly, indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 9(f)(iii)), arising out of or based on any

15

untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor for use in preparation of any Registration Statement, prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability of the Investor under this section shall be limited to the proceeds received by the Investor from the sale of Registrable Shares.

(iii) Each party entitled to indemnification under this Section 9(f) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall note be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(iv) If the indemnification provided for in this Section 9(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or

16

omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 9(f), no Investor shall be required to contribute pursuant to this Section 9(f), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Shares exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(g) Disclosure, Etc.

(i) Not less than five (5) business days prior to the filing of each Registration Statement, the Company shall furnish to each Investor copies of such Registration Statement and all exhibits being filed therewith, and shall consider in good faith the reasonable comments of such Investor. Notwithstanding the foregoing sentence, the Company shall not be obligated to provide the Investors advance copies of any universal shelf registration statement registering securities in addition to those required hereunder.

(ii) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Shares so that, as thereafter delivered to the Investor, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Investor will forthwith discontinue disposition of Registrable Shares pursuant to a Registration Statement and prospectus contemplated by Section 9(a) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, the Investor shall deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

(iii) Each Investor shall suspend, upon request of the Company, any disposition of Registrable Shares pursuant to any Registration Statement and prospectus contemplated by Section 9(a) during the occurrence or existence of any pending corporate development with respect to the Company that the Board of Directors of the Company believes in good faith may be material and that, in the determination of the Board of Directors of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or prospectus.  The Company shall be entitled to exercise its right under this paragraph to suspend the availability of a Registration Statement and prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(iv) Upon the occurrence of any event contemplated by Section 9(g)(iii), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and

17

file any other required document so that, as thereafter delivered, neither a Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 9(g) to suspend the availability of a Registration Statement and prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(v) As a condition to the inclusion of its Registrable Shares, the Investor shall furnish to the Company such information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing, including completing a Registration Statement Questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Section 9.

(vi) Each Investor hereby covenants with the Company (i) not to make any sale of the Registrable Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied (unless such sale is pursuant to Rule 144).

(vii) Each Investor agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(viii) At the end of the Registration Period, each Investor shall discontinue sales of shares pursuant to any Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by any such Registration Statement which remain unsold, and the Investor shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

(h) Assignment.  The rights to cause the Company to register Registrable Shares granted to the Investors by the Company under Section 9(a) may be assigned by an Investor in connection with a transfer by such Investor of all or a portion of its Registrable Shares, provided, however, that the Investor must give the Company at least 10 days prior notice of such transfer for such transfer to be reflected in the  Registration Statement or any amendment thereto and that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Investor gives prior written notice to the Company at least 10 days prior to the transfer; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 9(h), the rights of an Investor with respect to Registrable Shares as set out herein shall not be transferable to any other person, and any attempted transfer by any Investor shall cause all rights of such Investor therein to be forfeited.

(i) Waivers. The rights of an Investor under any provision of this Section 9 may be waived (either generally or in a particular instance, either retroactively or prospectively 18 and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by such Investor.
10. Legend. The Common Shares and Warrant Shares will be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Provided, that the Company shall in connection with any sale under the Initial Registration Statement or Rule 144, promptly (and in any event within five (5) business days after receipt by the Company of a request therefor accompanied by all reasonably required documentation) deliver, or cause to be delivered, to the Investors new certificate(s) representing the Common Shares or the Warrant Shares, as applicable, that are free from all restrictive and other legends or, at the request of such Investor, via DWAC transfer to such Investor’s account.

11. Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

12. Certain Transactions. Each Investor, severally and not jointly, covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including short sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 8(b).

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13. Expenses. The parties hereto shall pay their own costs and expenses in connection with the transactions contemplated hereby.

14. Waiver, Amendment.  Neither this Agreement nor any provisions hereof shall be amended, waived, discharged or terminated except by an instrument in writing signed, in the case of an amendment, by the Company and each Investor affected by such amendment or, in the case of a waiver, discharge or termination, by the party against whom such waiver, discharge or termination is sought.

15. Assignability.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors.  Any Investor may assign any or all of its rights under this Agreement to any person to whom such Investor assigns or transfers any Securities; provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the “Investors.”

16. Waiver of Jury Trial.  EACH OF THE COMPANY AND EACH INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

17. Submission to Jurisdiction.  With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the Investors (“Proceedings”), each of the Company and the Investors irrevocably submits to the jurisdiction of the federal or state courts located in the State of Delaware, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
19. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

20. Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

21. Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile or electronic transmission, to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

eschoen@vermillion.com

20

If to the Company:	Vermillion, Inc. 12117 Bee Caves Road Building Three, Suite 100 Austin, Texas 78738 Facsimile: 512-439-6980 E-mail: eschoen@vermillion.com Attention: Eric Schoen
With a copy (which shall not constitute notice) to: Sidley Austin LLP One South Dearborn Chicago, Illinois 60603 Facsimile: 312-853-7036 E-mail: bpeev@sidley.com Attention: Beth E. Peev
If to any Investor:	The address specified in Schedule I for notices to such Investor

22. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.
23. Survival. All representations, warranties and covenants contained in this Agreement shall survive the Closing.

24. Notification of Changes.  Each of the Company and the Investors hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing which would cause any representation, warranty or covenant of such party contained in this Agreement to be false or incorrect.

25. Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

26. Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under this Agreement.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such

21

obligations or the transactions contemplated hereby.  Each Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in its review and negotiation of this Agreement (including the exhibits and schedules hereto).  Except as expressly contemplated by this Agreement, the Company has elected to provide all Investors with the same terms and Agreement for the convenience of the Company and not because it was required or requested to do so by any of the Investors.

27. Provision Respecting Legal Representation.  Each Investor hereby agrees, on its own behalf and on behalf of its directors, members, partners, officers, employees and affiliates, that Sidley Austin LLP (“Sidley”) has served as counsel to the Company (and not the Investor or any of its directors, members, partners, officers, employees or affiliates) in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.  By purchasing Securities pursuant to this Agreement, each Investor irrevocably waives any conflict of interest arising from such representation of the Company, even though the interests of such Investor may be directly adverse to the Company and even though Sidley may be handling ongoing unrelated matters for such Investor.  Each Investor also hereby agrees that, following consummation of the transactions contemplated hereby, Sidley (or any successor) may serve as counsel to the Company in connection with any amendment, modification, waiver or consent under or in respect of this Agreement, and each Investor hereby irrevocably consents thereto and irrevocably waives any conflict of interest arising therefrom, and each Investor shall cause its affiliates to irrevocably consent to waive any conflict of interest arising from such representation, even though the interests of such Investor may be directly adverse to the Company, and even though Sidley may be handling ongoing unrelated matters for such Investor; provided,  however, that, if an Investor is a client of Sidley, Sidley shall not represent the Company in connection with any action, suit or legal proceeding in which the Company is adverse to such Investor.

28. Interpretation.  For purposes of this Agreement, (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive, (iii) reference to any gender includes the other gender and the neutral gender (and vice versa) and (iv) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Agreement as a whole.  Unless the context otherwise requires, references herein:  (a) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement; (b) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (c) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.  The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

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[SIGNATURE PAGES FOLLOW]

23

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VERMILLION, INC.

By:  /s/ Eric Schoen
Name:  Eric Schoen
Title:    Senior Vice President, Finance & Chief

Accounting Officer

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JACK M. SCHULER LIVING TRUST

By:  /s/ Jack Schuler
Name:  Jack Schuler
Title:   Trustee

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ORACLE PARTNERS, LP

By:  /s/ Larry N. Feinberg
Name:  Larry N. Feinberg
Title:   Managing Member

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SCHULER GRANDCHILDREN 2010 CONTINUATION TRUST

TINO HANS SCHULER TRUST

TANYA EVE SCHULER TRUST

THERESE HEIDI SCHULER TRUST

By:  /s/ George Schuler
Name:  H. George Schuler
Title:   Trustee

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIRCHVIEW FUND LLC

By:  /s/ Matthew Strobeck
Name:  Matthew Strobeck
Title:   Managing Partner

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Robert Masters
Name:  Robert Masters

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ James S. Burns
Name:  James S. Burns

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Michael Gordon
Name:  Michael Gordon

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Valerie Palmieri
Name:  Valerie Palmieri

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Robert Schroder
Name:  Robert Schroder

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Fred Ferrara
Name:  Fred Ferrara

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ James T. LaFrance
Name:  James T. LaFrance

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Veronica Jordan
Name:  Veronica Jordan

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Vaughn Bryson
Name:  Vaughn Bryson

Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:  /s/ Eric Schoen
Name:  Eric Schoen

Securities Purchase Agreement

SCHEDULE I

ALLOCATION OF SECURITIES

Investor’s Name and Notice Address	Number of Common Shares	Share Purchase Price	Number of Warrant Shares	Warrant Purchase Price	Total Purchase Price
Jack W. Schuler Living Trust [Redacted] [Redacted]	974,081	$1,363,713.40	730,560	$91,320.00	$1,455,033.40
Oracle Partners, LP [Redacted] [Redacted]	617,731	$864,823.40	463,298	$57,912.25	$922,735.65
Tino Hans Schuler Trust [Redacted] [Redacted]	486,763	$681,468.20	365,072	$45,634.00	$727,102.20
Tanya Eve Schuler Trust [Redacted] [Redacted]	486,763	$681,468.20	365,072	$45,634.00	$727,102.20
Therese Heidi Schuler Trust [Redacted] [Redacted]	486,763	$681,468.20	365,072	$45,634.00	$727,102.20
Schuler GC 2010 Continuation Trust [Redacted] [Redacted]	486,763	$681,468.20	365,072	$45,634.00	$727,102.20
Birchview Fund LLC [Redacted] [Redacted]	100,419	$140,586.60	75,314	$9,414.25	$150,000.85
Robert Masters [Redacted] [Redacted]	33,473	$46,862.20	25,104	$3,138.00	$50,000.20

Schedule I - 1

James Burns [Redacted] [Redacted]	15,000	$21,000	11,250	$1,406.25	$22,406.25
Michael Gordon [Redacted] [Redacted]	11,166	$15,632.40	8,374	$1,046.75	$16,679.15
Valerie Palmieri [Redacted] [Redacted]	10,042	$14,058.80	7,531	$941.38	$15,000.18
Robert Schroder [Redacted] [Redacted]	10,000	$14,000	7,500	$937.50	$14,937.50
Fred Ferrara [Redacted] [Redacted]	6,695	$9,373	5,021	$627.63	$10,000.63
James T. LaFrance [Redacted] [Redacted]	6,695	$9,373	5,021	$627.63	$10,000.63
Veronica Jordan [Redacted] [Redacted]	6,695	$9,373	5,021	$627.63	$10,000.63
Vaughn Bryson [Redacted] [Redacted]	4,729	$6,620.60	3,546	$443.25	$7,063.85
Eric Schoen [Redacted] [Redacted]	3,347	$4,685.80	2,510	$313.75	$4,999.55
TOTAL	3,747,125	$5,245,975.00	2,810,338	$351,292.27	$5,597,267.27

Schedule I - 2

Schedule I - 3

Exhibit A

FORM OF WARRANT

NEITHER THIS WARRANT, NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

VERMILLION, INC.

WARRANT

Warrant No. ___	Date of Issuance: February ___, 2017

Vermillion, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, ________, a ________, or its registered assign (the “Holder”), is entitled to purchase from the Company ________ shares (as adjusted from time to time as provided in Section 12) [but subject to Section 6(c)] of common stock, par value $0.001 per share, of the Company (the “Common Stock”) (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at the Exercise Price (as defined below), at any time and from time to time from and after the date that is six months following the date of issuance set forth above through and including the date that is five (5) years following the date of issuance set forth above (the “Expiration Date”), and subject to the following terms and conditions:

1. Purchase Agreement. This warrant is one of a series of warrants (collectively, the “Warrants”) issued by the Company in connection with that certain Securities Purchase Agreement, entered into on February 13, 2017 (the “Purchase Agreement”), by and among the Company, the Holder and certain other Investors and is subject to, and the Company and the Holder shall be bound by, all of the applicable terms, conditions and provisions of the Purchase Agreement.

2. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

Exhibit A - 1

3. Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $1.80, subject to adjustment from time to time pursuant to Section 12 (the “Exercise Price”).

4. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5. Registration of Transfers. Subject to the Holder’s appropriate compliance with the restrictive legend on this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration and transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

6. Exercise and Duration of Warrants.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date that is six (6) months after the date hereof to and including the Expiration Date (the “Exercise Period”). At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b)  Notwithstanding anything herein to the contrary, if at any time during the Exercise Period the closing price per share of Common Stock as reported on the Nasdaq Stock Market is greater than the Exercise Price for a period of 20 consecutive trading days then, upon written notice delivered to the Holder by the Company, the Expiration Date shall be accelerated to the date that is five (5) business days after the date of such notice (the “Accelerated Expiration Date”). At 6:30 p.m., New York City time, on the Accelerated Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

[(c) Notwithstanding anything contained herein to the contrary, the Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, to the extent that, after giving effect to such exercise, the Holder (together with the Holder’s affiliates and any other persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of 19.99% of the outstanding shares of Common Stock, unless the Company obtains such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the issuance of Warrant Shares resulting in the beneficial ownership by the Holder (and such Holder’s

Exhibit A - 2

affiliates and any other persons acting as a group together with the Holder or any of the Holder’s affiliates) of in excess of 19.99% of the outstanding shares of Common Stock. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities of the Company or its subsidiaries that would entitle the holder thereof to acquire at any time shares of Common Stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  In addition, for purposes of this Section 6(c), “group” has the meaning set forth in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.   To the extent that the limitation contained in this Section 6(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of an Exercise Notice (as defined below)  shall be deemed to be the Holder’s representation and warranty to the Company as to whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in accordance with the first sentence of this Section 6(c).  For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company’s most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding.  Upon the request of the Holder, the Company shall promptly, and in any event within one trading day of such request, confirm to the Holder the number shares of Common Stock then outstanding.]

7. Delivery of Warrant Shares.

(a) To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the total number of Warrant Shares (as adjusted from time to time as provided in Section 12) represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an “Exercise Notice”) to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five (5) trading days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its

Exhibit A - 3

designee. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased.

(b) If by the fifth (5th) trading day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 7(a), the Holder will have the right to rescind such exercise.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof (each a “Person”) or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

8. Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided,  however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

9. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a new warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the new warrant.

Exhibit A - 4

10. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant. The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Warrant, the Purchase Agreement or any restrictions on transfer generally imposed under applicable securities laws).

11. Notice of Certain Corporate Action. In case the Company shall propose (a) to offer to the holders generally of its Common Stock rights to subscribe for or to purchase any shares of Common Stock or shares of stock of any class or any other securities, rights or options, (b) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), (c) to effect any capital reorganization, (d) to effect any Fundamental Transaction (as defined below), (e) to effect the liquidation, dissolution or winding up of the Company, (f) to offer to the holders generally of its Common Stock the right to have their shares of Common Stock repurchased or redeemed or otherwise acquired by the Company or (g) to take any other action that would require the adjustment of the Exercise Price and/or the number of Warrant Shares issuable upon exercise of this Warrant, then in each such case (but without limiting the provisions of Section 12), the Company shall give to the Holder, a notice of such proposed action, which shall specify the date on which a record is to be taken for purposes of such distribution of offer of rights or the date on which such reclassification, reorganization, Fundamental Transaction, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock. Such notice shall be so given at least ten (10) business days prior to the record date for determining holders of the Common Stock for purposes of participating in or voting on such action, or at least ten (10) business days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. Such notice shall specify, in the case of any subscription or purchase rights, the date on which the holders of Common Stock shall be entitled thereto, or, in the case of any reclassification, reorganization, Fundamental Transaction, liquidation, dissolution or winding up, the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, Fundamental Transaction or other action. Such notice shall also state whether the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required, and the adjustment in Exercise Price and/or number of Warrant Shares issuable upon exercise of this Warrant as a result of such reorganization, reclassification, Fundamental Transaction or other action, to the extent then determinable. No such notice shall be given if the Company reasonably determines that the giving of such notice would require disclosure of material information that the Company has a bona fide purpose

Exhibit A - 5

for preserving as confidential or the disclosure of which would not be in the best interests of the Company.

12. Certain Adjustments. The number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 12.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of any Warrants), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately after such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by such fraction. Such adjustments will take effect on the effective date of such dividend, distribution, subdivision, combination or issuance by reclassification, as the case may be.

(b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person (other than a wholly-owned subsidiary of the Company), (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 12(a)(iv)) or (D) consummates a stock or share purchase or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent (50%) of the outstanding shares of Common Stock or (ii) any, direct or indirect, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a “Fundamental Transaction”); then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, (1) the number of shares of common stock of the successor or acquiring corporation or, if it is the surviving corporation, of the Company and (2) any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For

Exhibit A - 6

purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount and components of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company’s board of directors shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration (substituting the most appropriate market-based measure for the trading market in determining the daily VWAP (as defined below) from time to time for each component of the Alternate Consideration or, if no market-based measure is reasonably available for any such component, fixing the daily VWAP of such component at the value determined by such apportionment, but subject to further adjustment as provided in this Section 12). If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant of like tenor to this Warrant but adjusted to be consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant for the appropriate number of shares of capital stock and Alternate Consideration, if any, in exchange for this Warrant. The Company shall ensure that the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 12(b) and ensuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction or series of related transactions analogous to a Fundamental Transaction. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (A) if the Common Stock is then listed or quoted on a trading market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the principal trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (B) if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported during trading hours or (C) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company’s board of directors and reasonably acceptable to the Holder, the fees and expenses of which shall be paid by the Company. Notwithstanding anything to the contrary contained herein, for the avoidance of doubt, in the event of a Fundamental Transaction described in Section (i)(A) or (i)(B) of the definition of Fundamental Transaction pursuant to which a share of Common Stock is exchanged for consideration consisting solely of an amount per share in cash that is less than the Exercise Price, this Warrant shall automatically expire, terminate and be cancelled without any further action of the Company or the Holder upon consummation of such Fundamental Transaction.

(c) Notice of Adjustment. Upon any adjustment of the Exercise Price, and from time to time upon the request of the Holder, the Company shall furnish to the Holder the Exercise Price resulting from such adjustment or otherwise in effect and the number of Warrant Shares then available for

Exhibit A - 7

purchase under this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

13. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

14. No Impairment. The Company shall not by any action including, without limitation, amending its certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action, as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant at the then Exercise Price therefor.

15. No Rights as a Stockholder; Notice to Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

16. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

17. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number pursuant to this Section 17(a) prior to 6:30 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 17(a) on a day that is not a trading day or later than 6:30 p.m. (New York City time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service to the street address

Exhibit A - 8

specified pursuant to this Section 17(a), or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

(A) if to the Company, to:

Vermillion, Inc.

12117 Bee Caves Road

Building Three, Suite 100

Austin, Texas  78738

Attention:  Eric Schoen

Email: eschoen@vermillion.com

Facsimile: (512) 439-6980

with a copy to (which shall not constitute notice to the Company):

Sidley Austin LLP

One South Dearborn Street

Chicago, Illinois 60603

Attention:  Beth E. Peev

Email: bpeev@sidley.com

Facsimile: (312) 853-7036

(B) if to the Holder, to the address, facsimile number or email or street address appearing on the Warrant Register (which shall initially be the facsimile number and email and street address set forth for the initial Holder in the Purchase Agreement);

or to such other address or facsimile number as the Company or the Holder may provide to the other in accordance with this Section 17(a).

(b) Assignment. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right, directly or indirectly, to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder’s sole discretion, or as part of a Fundamental Transaction.

(c) No Third-Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

(d) Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and the Holder. Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

Exhibit A - 9

(e) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

(f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

* * * * *

Exhibit A - 10

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

VERMILLION, INC. By: ___________________________________ Name: _________________________________ Title: _________________________________

Exhibit A - 11

ATTACHMENT A

EXERCISE NOTICE

To Vermillion, Inc.:

The undersigned hereby irrevocably elects to purchase shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”), of Vermillion, Inc., a Delaware corporation, pursuant to Warrant No. _____, originally issued on February ___, 2017 (the “Warrant”). The undersigned elects to utilize the following manner of exercise:

Shares:

_____Full Exercise of Warrant

_____Partial Exercise of Warrant (in the amount of __________ Shares)

Exercise Price: $_____

Manner of Exercise:

_____Certified or Official Bank Check

_____Intra-Bank Account Transfer

_____Wire Transfer

[Please issue a new warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned’s nominee as is specified below].]

Date:
Full Name of Holder*:
Signature of Holder / Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Social Security or Tax Identification Number:
Address of Holder:

Full Name of Nominee of Holder†:
Address of Nominee of Holder†:

*  Must conform in all respects to name of holder as specified on the face of the Warrant.

†  If applicable.

Attachment A - 1

ATTACHMENT B

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the attached Warrant to purchase _______________ shares of Common Stock of Vermillion, Inc., a Delaware corporation (the “Company”), to which the Warrant relates and appoints _______________ as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Date:
Full Name of Holder*:
Signature of Holder / Authorized Representative:
Name and Title of Authorized Representative†:
Additional Signature of Holder (if jointly held):
Address of Holder:

Full Name of Transferee:
Address of Transferee:

In the Presence of:

*  Must conform in all respects to name of holder as specified on the face of the Warrant.

†  If applicable.

Attachment B-1